UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)                    November 17, 2004

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                    Maryland                     0-49731                   52-1726127
                (State or other jurisdiction             (Commission                (IRS Employer
                    of incorporation)                 File Number)            Identification Number)

1919A West Street, Annapolis, Maryland                21401
(Address of principal executive offices)            (Zip Code)

410-268-4554
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

On November 16, 2004 the Board of Directors of Severn Bancorp, Inc. (“Bancorp”) approved a two-for-one stock split in the form of a stock dividend distributable on December 30, 2004 to shareholders of record as of the close of business on December 15, 2004. Attached is a press release concerning this matter.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated:  November 17, 2004            By:     /Alan J. Hyatt/
        Alan J. Hyatt, President